EXHIBIT L

AFFILIATED BROKERAGE COMMISSIONS

     The following table lists the amounts of brokerage commissions paid to affiliated brokers for the fiscal year ended October 31, 2006. The brokers are considered affiliates due to their affiliation with a Trust’s subadviser.

			Percent of the
			Aggregate
			Commissions
			paid by the
Fund	Affiliated Broker	Commission ($)	Fund (%)
Gartmore China Opportunities Fund	Cazenove and Co	1,513.22	1.04%
Gartmore China Opportunities Fund	JP Morgan Chase	18,647.51	12.85%
Gartmore China Opportunities Fund	Lehman Brothers	108.19	0.07%
Gartmore China Opportunities Fund	Merrill Lynch	3,063.64	2.11%
Gartmore China Opportunities Fund	Morgan Stanley	7,152.92	4.93%
Gartmore Emerging Markets Fund	Cazenove and Co	126.85	0.03%
Gartmore Emerging Markets Fund	JP Morgan Chase	52,008.10	12.79%
Gartmore Emerging Markets Fund	Lehman Brothers	2,482.51	0.61%
Gartmore Emerging Markets Fund	Merrill Lynch	44,930.46	11.05%
Gartmore Emerging Markets Fund	Morgan Stanley	33,434.90	8.22%
Gartmore Global Financial Services
Fund	JP Morgan Chase	6,377.50	3.34%
Gartmore Global Financial Services
Fund	Lehman Brothers	6,952.36	3.64%
Gartmore Global Financial Services
Fund	Merrill Lynch	59,940.16	31.36%
Gartmore Global Financial Services
Fund	Morgan Stanley	2,013.88	1.05%
Gartmore Global Health Sciences
Fund	JP Morgan Chase	624.00	0.43%
Gartmore Global Health Sciences
Fund	Lehman Brothers	2,528.40	1.74%
Gartmore Global Health Sciences
Fund	Merrill Lynch	2,856.16	1.97%
Gartmore Global Health Sciences
Fund	Morgan Stanley	4,722.16	3.25%
Gartmore Global Natural Resources
Fund	JP Morgan Chase	1,578.64	0.65%
Gartmore Global Natural Resources
Fund	Lehman Brothers	4,482.76	1.85%
Gartmore Global Natural Resources
Fund	Merrill Lynch	2,357.62	0.98%

			Percent of the
			Aggregate
			Commissions
			paid by the
Fund	Affiliated Broker	Commission ($)	Fund (%)
Gartmore Global Natural Resources
Fund	Morgan Stanley	98.00	0.04%
Gartmore Global Technology and
Communications Fund	JP Morgan Chase	4,943.80	3.15%
Gartmore Global Technology and
Communications Fund	Lehman Brothers	4,627.60	2.95%
Gartmore Global Technology and
Communications Fund	Merrill Lynch	6,134.29	3.91%
Gartmore Global Technology and
Communications Fund	Morgan Stanley	2,534.38	1.62%
Gartmore Global Utilities Fund	Cazenove and Co	366.38	0.92%
Gartmore Global Utilities Fund	JP Morgan Chase	737.26	1.85%
Gartmore Global Utilities Fund	Lehman Brothers	4,667.98	11.71%
Gartmore Global Utilities Fund	Merrill Lynch	8,467.82	21.24%
Gartmore Global Utilities Fund	Morgan Stanley	1,701.91	4.27%
Gartmore Growth Fund	JP Morgan Chase	80,603.56	5.89%
Gartmore Growth Fund	Lehman Brothers	50,114.52	3.66%
Gartmore Growth Fund	Merrill Lynch	141,295.94	10.32%
Gartmore Growth Fund	Morgan Stanley	40,679.24	2.97%
Gartmore International Growth Fund	Cazenove and Co	2,615.71	1.34%
Gartmore International Growth Fund	JP Morgan Chase	12,552.46	6.44%
Gartmore International Growth Fund	Lehman Brothers	3,170.37	1.63%
Gartmore International Growth Fund	Merrill Lynch	42,891.75	21.99%
Gartmore International Growth Fund	Morgan Stanley	15,112.12	7.75%
Gartmore International Index Fund	JP Morgan Chase	10,911.57	4.64%
Gartmore International Index Fund	Lehman Brothers	18,672.76	7.93%
Gartmore International Index Fund	Merrill Lynch	27.78	0.01%
Gartmore International Index Fund	Morgan Stanley	19.78	0.01%
Gartmore Large Cap Value Fund	Merrill Lynch	18,832.40	34.35%
Gartmore Large Cap Value Fund	Morgan Stanley	52.00	0.09%
Gartmore Micro Cap Equity Fund	JP Morgan Chase	5,976.20	0.80%
Gartmore Micro Cap Equity Fund	Lehman Brothers	6,631.28	0.89%
Gartmore Micro Cap Equity Fund	Merrill Lynch	44,368.78	5.93%

			Percent of the
			Aggregate
			Commissions
			paid by the
Fund	Affiliated Broker	Commission ($)	Fund (%)
Gartmore Micro Cap Equity Fund	Morgan Stanley	3,869.74	0.52%
Gartmore Mid Cap Growth Fund	JP Morgan Chase	159.48	1.76%
Gartmore Mid Cap Growth Fund	Lehman Brothers	182.40	2.02%
Gartmore Mid Cap Growth Fund	Merrill Lynch	1,938.24	21.41%
Gartmore Mid Cap Growth Fund	Morgan Stanley	37.60	0.42%
Gartmore Mid Cap Growth Leaders
Fund	Lehman Brothers	22,346.85	15.97%
Gartmore Mid Cap Growth Leaders
Fund	Merrill Lynch	24,694.40	17.65%
Gartmore Mid Cap Market Index
Fund	JP Morgan Chase	40,158.18	17.52%
Gartmore Mid Cap Market Index
Fund	Merrill Lynch	50,245.40	21.92%
Gartmore Mid Cap Market Index
Fund	Morgan Stanley	24,456.00	10.67%
Gartmore Nationwide Fund	JP Morgan Chase	145,980.16	2.65%
Gartmore Nationwide Fund	Morgan Stanley	108,073.24	1.05%
Gartmore Nationwide Fund	Lehman Brothers	261,449.32	4.74%
Gartmore Nationwide Fund	Merrill Lynch	656,058.46	11.89
Gartmore Nationwide Leaders Fund	JP Morgan Chase	1,684.00	1.19%
Gartmore Nationwide Leaders Fund	Lehman Brothers	9,612.00	6.77%
Gartmore Nationwide Leaders Fund	Merrill Lynch	4,049.40	2.85%
Gartmore Nationwide Leaders Fund	Morgan Stanley	1,988.00	1.40%
Gartmore S&P 500 Index Fund	JP Morgan Chase	0.00	0.00%
Gartmore S&P 500 Index Fund	Lehman Brothers	0.00	0.00%
Gartmore S&P 500 Index Fund	Merrill Lynch	50.00	0.25%
Gartmore Small Cap Fund	JP Morgan Chase	79,599.98	3.10%
Gartmore Small Cap Fund	Lehman Brothers	125,984.92	4.91%
Gartmore Small Cap Fund	Merrill Lynch	26,043.64	1.01%
Gartmore Small Cap Fund	Morgan Stanley	22,173.39	0.86%
Gartmore Small Cap Growth
Opportunities Fund	JP Morgan Chase	84.00	0.75%
Gartmore Small Cap Growth
Opportunities Fund	Lehman Brothers	156.00	1.39%
Gartmore Small Cap Growth
Opportunities Fund	Merrill Lynch	284.60	2.53%
Gartmore Small Cap Growth
Opportunities Fund	Morgan Stanley	1,443.00	12.84%
Gartmore Small Cap Index Fund	Merrill Lynch	505.10	0.26%
Gartmore Small Cap Index Fund	Morgan Stanley	29,478.00	15.45%

			Percent of the
			Aggregate
			Commissions
			paid by the
Fund	Affiliated Broker	Commission ($)	Fund (%)
Gartmore Small Cap Leaders Growth
Fund	JP Morgan Chase	4,619.40	1.06%
Gartmore Small Cap Leaders Growth
Fund	Lehman Brothers	11,767.60	2.70%
Gartmore Small Cap Leaders Growth
Fund	Merrill Lynch	824.00	0.19%
Gartmore Small Cap Leaders Growth
Fund	Morgan Stanley	2,136.00	0.49%
Gartmore Small Cap Leaders Value
Fund	JP Morgan Chase	1,463.68	0.34%
Gartmore Small Cap Leaders Value
Fund	Lehman Brothers	4,620.68	1.06%
Gartmore Small Cap Leaders Value
Fund	Merrill Lynch	8,199.79	1.88%
Gartmore Small Cap Value Fund	JP Morgan Chase	12.00	0.04%
Gartmore Small Cap Value Fund	Lehman Brothers	232.80	0.84%
Gartmore Small Cap Value Fund	Merrill Lynch	36.00	0.13%
Gartmore Small Cap Value Fund	Morgan Stanley	186.00	0.67%
Gartmore U.S. Growth Leaders Fund	JP Morgan Chase	75,982.72	6.50%
Gartmore U.S. Growth Leaders Fund	Lehman Brothers	46,696.28	4.00%
Gartmore U.S. Growth Leaders Fund	Merrill Lynch	122,503.44	10.49%
Gartmore U.S. Growth Leaders Fund	Morgan Stanley	27,749.20	2.38%
Gartmore U.S. Growth Leaders
Long-Short Fund	JP Morgan Chase	108,840.58	5.72%
Gartmore U.S. Growth Leaders
Long-Short Fund	Lehman Brothers	136,391.00	7.17%
Gartmore U.S. Growth Leaders
Long-Short Fund	Merrill Lynch	111,519.98	5.86%
Gartmore U.S. Growth Leaders
Long-Short Fund	Morgan Stanley	130,543.64	6.86%
Gartmore Worldwide Leaders Fund	Cazenove and Co	294.37	0.08%
Gartmore Worldwide Leaders Fund	JP Morgan Chase	36,214.44	9.95%
Gartmore Worldwide Leaders Fund	Lehman Brothers	14,624.74	4.02%
Gartmore Worldwide Leaders Fund	Merrill Lynch	90,761.34	24.93%
Gartmore Worldwide Leaders Fund	Morgan Stanley	19,370.17	5.32%
Gartmore Value Opportunity Fund	JP Morgan Chase	2,468.52	2.70%
Gartmore Value Opportunity Fund	Lehman Brothers	1,075.19	1.17%
Gartmore Value Opportunity Fund	Merrill Lynch	12,219.21	13.35%
Gartmore Value Opportunity Fund	Morgan Stanley	302.00	0.33%
Northpointe Small Cap Growth Fund	JP Morgan Chase	5,274.92	2.77%
Northpointe Small Cap Growth Fund	Lehman Brothers	1,341.12	0.70%
Northpointe Small Cap Growth Fund	Merrill Lynch	36,181.91	19.00%
Northpointe Small Cap Growth Fund	Morgan Stanley	544.00	0.29%
Northpointe Small Cap Value Fund	JP Morgan Chase	4,317.97	2.62%

			Percent of the
			Aggregate
			Commissions
			paid by the
Fund	Affiliated Broker	Commission ($)	Fund (%)
Northpointe Small Cap Value Fund	Lehman Brothers	1,768.86	1.07%
Northpointe Small Cap Value Fund	Merrill Lynch	29,707.48	18.01%
Northpointe Small Cap Value Fund	Morgan Stanley	478.00	0.29%

PROXY TABULATOR
P.O. BOX 9112	VOTE ON THE INTERNET		VOTE BY PHONE		VOTE BY MAIL
FARMINGDALE, NY 11735	•	Read the Proxy Statement and	•	Read the Proxy Statement and	•	Read the Proxy Statement and have this
		have this card at hand		have this card at hand		card at hand
	•	Log on to www.proxyweb.com	•	Call toll-free 1-888-221-0697	•	Check the appropriate boxes on reverse
	•	Follow the on-screen instructions	•	Follow the recorded instructions	•	Sign and date proxy card
	•	Do not return this paper ballot	•	Do not return this paper ballot	•	Return promptly in the enclosed envelope

Your prompt response will save your Fund the expense of additional mailings.

GARTMORE MUTUAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William J. Baltrus, Allan J. Oster, and James A. Bernstein, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund of Gartmore Mutual Funds (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Monday, April 23, 2007, at 9:00 a.m., Eastern time, and at any adjournments thereof. This proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date:

Signature(s) (Title(s), if applicable)	(Sign in the Box)

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

GMF 07 - lp

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☐
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposal:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust and the Trust, on behalf of the Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GMF1 07 - lp

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☐
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposals:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust and the Trust, on behalf of the Fund.	☐	☐	☐

2.	To approve a sub-advisory agreement for the Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GMF2 07 - lp

PROXY TABULATOR
P.O. BOX 9112	VOTE ON THE INTERNET		VOTE BY PHONE		VOTE BY MAIL
FARMINGDALE, NY 11735	•	Read the Proxy Statement and	•	Read the Proxy Statement and	•	Read the Proxy Statement and have this
		have this card at hand		have this card at hand		card at hand
	•	Log on to www.proxyweb.com	•	Call toll-free 1-888-221-0697	•	Check the appropriate boxes on reverse
	•	Follow the on-screen instructions	•	Follow the recorded instructions	•	Sign and date proxy card
	•	Do not return this paper ballot	•	Do not return this paper ballot	•	Return promptly in the enclosed envelope

GARTMORE MUTUAL FUNDS

Your prompt response will save your Fund
the expense of additional mailings.

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Fund of Gartmore Mutual Funds (the “Trust”), as indicated above, attributable to his or her variable annuity or variable life insurance contract, as of February 2, 2007, at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Monday, April 23, 2007, at 9:00 a.m., Eastern time, and at any adjournments thereof.  These instructions shall be used to vote on the proposal(s) described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date:

Signature(s) (Title(s), if applicable)	(Sign in the Box)

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

GMF VIC 07 - lp

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposal:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust and the Trust, on behalf of the Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GMF1 VIC 07 - lp

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposals:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust and the Trust, on behalf of the Fund.	☐	☐	☐

2.	To approve a sub-advisory agreement for the Fund.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

GMF2 VIC 07 - lp